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[The prospectus for Prudential Government Securities Trust - U.S. Treasury
Money Market Series and the statement of additional information for Prudential Government Securities Trust can be used with or without the supplements to the prospectus and statement of additional information that were filed on October 23, 2002 as part of Post-Effective Amendment No. 33 to the Registration Statement of Prudential Government Securities Trust (File No. 2-74139). The use of these supplements will depend on whether or not Class S shares of U.S. Treasury Money Market Series are being offered.]

                           PRUDENTIAL MUTUAL FUNDS
  Prudential Government Securities Trust (U.S. Treasury Money Market Series)


The information below supplements the inside and outside back cover pages of the prospectus supplement (the Supplement) that was filed on October 23, 2002 as part of Post-Effective Amendment No. 33 to the Registration Statement of Prudential Government Securities Trust (File No. 2-74139).

1.   The inside back cover page of the Supplement includes the following:

     [This page has been left blank intentionally.]

2.   The outside back cover page of the Supplement includes the following:

     The following information supplements the outside back cover page of the attached Prospectus:

     Fund Symbols       Nasdaq         CUSIP
                        ------         -----
     Class S                           744342-70-0


     MF 145S                           Investment Company Act File No. 811-3264